UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.)

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CODA OCTOPUS GROUP, INC.

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CODA OCTOPUS GROUP, INC.

3300 S Hiawassee Rd., Suite 104-105

Orlando, Florida 32835

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Coda Octopus Group, Inc. (the “Company”) to be held at 12:00 p.m., E.D.T., on September 14, 2021. As a result of the public health and travel risks concerns relating to the COVID-19 pandemic, this year’s annual meeting will be held via live audio webcast on the internet. You will be able to participate virtually, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/CODA2021. You will not be able to attend the annual meeting physically. At the annual meeting, we will ask our stockholders:

1.	To elect five directors to serve until the annual meeting of stockholders in 2022 or until their respective successors have been duly elected and qualified;

2.	To approve the Coda Octopus Group, Inc. 2021 Stock Incentive Plan;

3.	To vote on a proposal to ratify the appointment of Frazier & Deeter, LLC as the Company’s independent registered public accounting firm for 2021;

4.	To vote, on an advisory basis, on a proposal to approve the compensation of our named executive officers; and

5.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on July 20, 2021, are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to complete and return your proxy card or voting instruction form at your earliest convenience.

By Order of the Board of Directors

Annmarie Gayle
Chairman and Chief Executive Officer

Orlando, Florida

July ____, 2021

CODA OCTOPUS GROUP, INC.

3300 S Hiawassee Rd., Suite 104-105

Orlando, Florida 32835

PROXY STATEMENT

General

We are providing this proxy statement in connection with the solicitation by the Board of Directors of Coda Octopus Group, Inc. of proxies to be voted at our Annual Meeting of Stockholders and at any postponement or adjournment of the meeting. Our Annual Meeting will be held on September 14, 2021, at 12:00 p.m., E.D.T.

This year’s annual meeting will be a virtual meeting via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CODA2021 and entering the 16-digit control number included in the Notice of Internet Availability or proxy card that you receive.

Our proxy materials are being made available to our stockholders beginning on or about August 3, 2021.

Solicitation of proxies on behalf of the Board of Directors may be made by our employees through the mail or in person. We will pay all costs of the solicitation. We also will reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners

Outstanding Securities and Voting Rights

Only holders of record of our common stock at the close of business on July 20, 2021, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On the record date, 10,832,195 shares of our common stock were issued and outstanding.

Each holder of record of our common stock as of the record date is entitled to cast one vote per share. The presence, via the Internet or by proxy, at the annual meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast. Abstentions, although counted for purposes of determining whether there is a quorum, will have no effect on the vote. In addition, where brokers are prohibited from exercising discretionary authority in voting on a matter because beneficial owners have not provided voting instructions (commonly referred to as “broker non-votes”), the broker-non-votes will have no effect on the vote. However, if shares are deemed represented for any purpose at the meeting (for example, with respect to a matter for which a broker is permitted to exercise discretionary voting authority), the shares will be counted for purposes of determining whether there is a quorum at the meeting.

Under Delaware law, none of our stockholders are entitled to rights of appraisal on any proposal referred to herein.

How to Vote

Stockholders of record holding shares of Coda Octopus Group, Inc. as of the close of business on July 20, 2021, are entitled to vote at the Annual Meeting.

You may submit a proxy to vote your Shares in advance of the Annual Meeting by any of the following means:

●	Internet: Please log on to www.proxyvote.com and submit a proxy to vote your Shares by 11:59 p.m., Eastern Time, on September 13, 2021.

●	Telephone: Please call 1-800-690-6903 until 11:59 p.m., Eastern Time, on September 13, 2021.

●	Mail: If you received printed copies of the proxy materials, please complete, sign, date and return your proxy card by mail so that it is received by Coda Octopus Group, Inc., c/o Broadridge Financial Solutions, Inc., prior to the Annual Meeting.

●	Annual Meeting: You may attend the Annual Meeting and cast your vote at www.virtualshareholdermeeting.com/CODA2021.

Beneficial Owners or Holders in Street Name

If your Shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a holder of Shares in “street name” or a “beneficial owner.” The organization holding your account will have provided you with proxy materials. As the beneficial owner, you have the right to direct the organization how to vote the Shares held in your account. You may submit voting instructions by following the instructions provided to you by your broker, bank or nominee. You may also vote by attending the Annual Meeting at www.virtualshareholdermeeting.com/CODA2021 and using your Control Number.

If you are a holder of Shares in street name and you do not submit voting instructions to your broker, bank or other intermediary, the intermediary generally may vote your Shares in its discretion only on routine matters. Intermediaries do not have discretion to vote their clients’ Shares on non-routine matters in the absence of voting instructions from the beneficial owner. At the Annual Meeting, only Proposal 2 (ratification of the independent auditor) is considered routine and may be voted upon by the intermediary if you do not submit voting instructions. All other proposals on the Agenda for the Annual Meeting are non-routine matters, and intermediaries may not use their discretion to vote on these proposals in the absence of voting instructions from you. These “broker non-votes” will not affect the outcome of the vote with respect to Proposals 1, 3 and 4. There will be no broker non-votes associated with Proposal 2, as the ratification of our independent registered public accounting firm is a routine matter. As a result, if your Shares are held in street name and you do not give your bank or broker instructions on how to vote, your shares will be voted by the broker in its discretion.

Changing Your Vote or Revoking Your Proxy

If you are a stockholder of record and wish to revoke your proxy instructions, you must either (1) subsequently submit a proxy via the Internet or by telephone, which will be available until 11:59 p.m., Eastern Time, September 7, 2020; (2) sign, date and deliver a later-dated proxy card so that it is received before the Annual Meeting; (3) submit a written revocation; (4) send a notice of revocation via the Internet at www.proxyvote.com; or (5) attend the Annual Meeting and vote your Shares. If you hold your shares in street name, you must follow the instructions of your broker, bank or other intermediary to revoke your voting instructions.

Vote Tabulation

Votes will be tabulated by Broadridge Financial Solutions, Inc.

Results of the Vote

We expect to announce preliminary voting results at the Annual Meeting and publish preliminary or final voting results in a Form 8-K within four business days following the Annual Meeting. If only preliminary voting results are available for reporting in the Form 8-K, the Company will amend the Form 8-K to report final voting results within four business days after the final voting results are known.

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PROPOSAL 1. ELECTION OF DIRECTORS

Nominees for Election and Executive Officers

At the annual meeting, five directors are to be elected for a term expiring at our 2021 annual meeting or until their successors have been duly elected and qualified.

The Board of Directors believes that its nominees described below will be able to serve as directors, if elected. If any nominee is unable to serve, proxies will be voted for the election of such other person as the Board of Directors may recommend.

Set forth below is certain information concerning the nominees for election as directors:

Name	Age	Position
Annmarie Gayle	55	Chairman and Chief Executive Officer
Michael Hamilton	74	Director
Mary Losty	61	Director
G. Tyler Runnels	64	Director
Joseph Charles Plumb	78	Director

Annmarie Gayle has been our Group Chief Executive Officer and a member of the Board of Directors since 2011 and our Chairman since March 2017. She is also our Chief Executive Officer for our flagship products business, Coda Octopus Products, Limited (UK) since 2013. Prior thereto, she spent two years assisting with the restructuring of our Company. She previously served with the Company as Senior Vice President of Legal Affairs between 2006 and 2007. Earlier in her career she worked for a major London law practice, the United Nations and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the Central Eastern European countries including banking, infrastructure, mining and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree in International Commercial Law from Cambridge University. She is qualified to practice as a solicitor in England & Wales. Because of her wealth of experience in corporate governance, large scale project management, restructuring, strategy, structuring and managing corporate transactions, we believe that she is highly qualified to act as our Chairman and Chief Executive Officer.

Michael Hamilton was our Chairman of the Board between June 2010 and March 2017. He is currently serving as an independent director of our Board. Since 2014, Mr. Hamilton has provided accounting and valuation services for a varied list of clients. He was Senior Vice President of Powerlink Transmission Company from 2011 through 2014. From 1988 to 2003, he was an audit partner at PriceWaterhouseCoopers. He holds a Bachelor of Science in Accounting from St. Frances College and is a certified public accountant and is accredited in business valuation. Because of Mr. Hamilton’s background in auditing, strategic corporate finance solutions, financial management and financial reporting, we believe that he is highly qualified to be a member of our Board of Directors.

Mary Losty has been a director since July 2017. She is a private investor in both US equities and real estate. She currently serves as Commissioner on both Dorchester County and the City of Cambridge, Maryland’s Planning and Zoning Commissions. She also serves as a Committeeman for the Eastern Shore Land Conservancy as well as the Pine Street Committee of Cambridge, MD. She served as a member of the Board of Procera Networks, Inc. from March 2007 until that company was successfully sold in June 2015 to a private equity firm. She was a member of that company’s Audit Committee and the former Chairman of the Nominating and Governance Committee. Ms. Losty was a director of Blue Earth, Inc. (formerly Genesis Fluid Solutions Holdings, Inc.) from 2009 to 2011. Ms. Losty retired in 2010 as the General Partner at Cornwall Asset Management, LLC, a portfolio management firm located in Baltimore, Maryland, where she was responsible for the firm’s investment in numerous companies since 1998. Ms. Losty’s prior experience includes working as a portfolio manager at Duggan & Associates from 1992 to 1998 and as an equity research analyst at M. Kimelman & Company from 1990 to 1992. Prior to that, she worked as an investment banker at Morgan Stanley and Co., and for several years prior to that she was the top aide to James R. Schlesinger, a five-time U.S. cabinet secretary. Ms. Losty received both her BS and JD from Georgetown University, the latter with magna cum laude distinction. We believe that Ms. Losty’s extensive dealings with the investment community makes her highly qualified to be a member of our Board of Directors.

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G. Tyler Runnels has been a director since July 2018. Mr. Runnels has nearly 30 years of investment banking experience including debt and equity financings, private placements, mergers and acquisitions, initial public offerings, bridge financings, and financial restructurings. Since 2003 Mr. Runnels has been the Chairman and Chief Executive Officer of T.R. Winston & Company, LLC, an investment bank and member of FINRA, where he began working in 1990. Mr. Runnels was an early stage investor in our company and T.R. Winston & Company, LLC has served as our exclusive placement agent in one of our private placements raising early rounds of capital for our company. Mr. Runnels has successfully completed and advised on numerous transactions for clients in a variety of industries, including healthcare, oil and gas, business services, manufacturing, and technology. Mr. Runnels is also responsible for working with high net worth clients seeking to diversify their portfolios to include real estate products through established relationships with real estate brokers, accountants, attorneys, qualified intermediaries and financial advisors. Prior to joining T.R. Winston & Co., LLC, Mr. Runnels held the position of Senior Vice President of Corporate Finance for H.J. Meyers & Company, a regional investment bank. Mr. Runnels serves on the Pepperdine University President’s Campaign Cabinet. Mr. Runnels received a B.S. and MBA from Pepperdine University. Mr. Runnels holds FINRA Series 7, 24, 55, 63 and 79 licenses. We selected Mr. Runnels to serve on our board of directors based upon his significant experience both as an investor and advisor, as well as his experience as a board member of a number of listed companies.

Joseph Charles Plumb has been a director since 2020. Mr. Plumb is a retired U.S. Navy fighter pilot. On his 75th combat mission, just five days before the end of his tour in Vietnam, he was shot down over Hanoi, taken prisoner and tortured. During his nearly six years as a prisoner of war, he distinguished himself as a pro in underground communications. He was a great inspiration to all the other POWs and served as chaplain for two years. Following his repatriation, Plumb continued his Navy flying career in Reserve Squadrons where he flew A-4 Sky Hawks, A-7 Corsairs and FA-18 Hornets. His last two commands as a Naval Reservist were on the Aircraft Carrier Corral Sea and at a Fighter Air Wing in California. He retired from the United States Navy after 28 years of service. His military honors include two Purple Hearts, the Legion of Merit, the Silver Star, the Bronze Star and the P.O.W. Medal. He has been a motivational speaker, consultant and executive coach since 1973. His clients include General Motors, Fedex, Hilton, Aflac, the U.S. Navy, BMW and NASA. Since 2010, he has been member of the Board of Directors of the Lightspeed Aviation Foundation. Mr. Plumb earned a B.S. in electrical engineering from the U.S. Naval Academy at Annapolis. We selected Mr. Plumb because of his close ties to the U.S. Defense establishment.

Family Relationships

Other than G. Tyler Runnels and Charlie Plumb, who are brothers in law, none of our Directors or Director nominees are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF ITS NOMINEES FOR ELECTION AS A DIRECTOR.

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CORPORATE GOVERNANCE

Board Leadership Structure

The Board of Directors is currently chaired by the Chief Executive Officer of the Company, Annmarie Gayle. The Company believes that combining the positions of Chief Executive Officer and Chairman of the Board of Directors helps to ensure that the Board of Directors and management act with a common purpose. Integrating the positions of Chief Executive Officer and Chairman can provide a clear chain of command to execute the Company’s strategic initiatives. The Company also believes that it is advantageous to have a Chairman with an extensive history with, and knowledge of, the Company. Notwithstanding the combined role of Chief Executive Officer and Chairman, key strategic initiatives and decisions involving the Company are discussed and approved by the entire Board of Directors. The Company believes that the current leadership structure and processes maintains an effective oversight of management and independence of the Board of Directors as a whole without separate designation of a lead independent director. However, the Board of Directors will continue to monitor its functioning and will consider appropriate changes to ensure the effective independent function of the Board of Directors in its oversight responsibilities.

Independence of the Board of Directors and its Committees

After review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its Independent Registered Public Accounting Firm, the Board of Directors has determined that all of the Company’s directors are independent within the meaning of the applicable NASDAQ listing standards, except Ms. Gayle, the Company’s Chairman and Chief Executive Officer. The Board of Directors met five (5) times and acted by unanimous written consent four times during the fiscal year ended October 31, 2020. Each member of the Board of Directors attended all meetings of the Board of Directors held in the last fiscal year during the period for which he or she was a director and of the meetings of the committees on which he or she served in the last fiscal year during the period for which he or she was a committee member.

The Board of Directors has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee. Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors oversees the Company’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee, among other things: evaluates the performance, and assesses the qualifications, of the Independent Registered Public Accounting Firm; determines and pre-approves the engagement of the Independent Registered Public Accounting Firm to perform all proposed audit, review and attest services; reviews and pre-approves the retention of the Independent Registered Public Accounting Firm to perform any proposed, permissible non-audit services; determines whether to retain or terminate the existing Independent Registered Public Accounting Firm or to appoint and engage a new independent registered Public Accounting Firm for the ensuing year; confers with management and the Independent Registered Public Accounting Firm regarding the effectiveness of internal control over financial reporting; establishes procedures as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company’s Annual Report on Form 10-K and the Company’s periodic quarterly filings on Form 10-Q, recommends whether or not such financial statements should be so included; and discusses with management and the Independent Registered Public Accounting Firm the results of the annual audit and review of the Company’s quarterly financial statements.

The Audit Committee is currently composed of three outside directors: Michael Hamilton (Chairman), Mary Losty and Captain J. Charles Plumb. The Audit Committee met four (4) times during the fiscal year ended October 31, 2020. The Audit Committee Charter is available on the Company’s website, www.codaoctopusgroup.com.

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The Board of Directors periodically reviews the NASDAQ listing standards’ definition of independence for Audit Committee members and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A) of the NASDAQ listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act, as amended). The Board of Directors has determined that Michael Hamilton qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Hamilton’s level of knowledge and experience based on a number of factors, including his formal education and his service in executive capacities having financial oversight responsibilities.

Compensation Committee

The Compensation Committee of the Board of Directors reviews, modifies and approves the overall compensation strategy and policies for the Company. The Compensation Committee, among other things, reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s officers; determines and approves the compensation and other terms of employment of the Company’s Chief Executive Officer; determines and approves the compensation and other terms of employment of the other officers of the Company; and administers the Company’s stock option and purchase plans, pension and profit sharing plans and other similar programs.

The Compensation Committee is composed of three outside directors: Chairman Captain J. Charles Plumb, Mary Losty and G. Tyler Runnels. All members of the Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Compensation Committee met three times during the fiscal year ended October 31, 2020. The Compensation Committee Charter is available on the Company’s website at: www.codaoctopusgroup.com.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee has at any time been an employee of ours. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Nominating Committee

The Nominating Committee of the Board of Directors is responsible for, among other things, identifying, reviewing and evaluating candidates to serve as directors of the Company; reviewing, evaluating and considering incumbent directors; recommending to the Board of Directors for selection candidates for election to the Board of Directors; making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors, and assessing the performance of the Board of Directors.

The Nominating and Governance Committee is currently composed of three outside directors: Mary Losty (Chair), G. Tyler Runnels and Captain J. Charles Plumb. All members of the Nominating Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Nominating Committee met one time during the fiscal year ended October 31, 2020. The Nominating Committee Charter is available on the Company’s website at www.codaoctopusgroup.com.

The Nominating Committee has not established any specific minimum qualifications that must be met for recommendation for a position on the Board of Directors. Instead, in considering candidates for director the Nominating Committee will generally consider all relevant factors, including among others the candidate’s applicable education, expertise and demonstrated excellence in his or her field, the usefulness of the expertise to the Company, the availability of the candidate to devote sufficient time and attention to the affairs of the Company, the candidate’s reputation for personal integrity and ethics and the candidate’s ability to exercise sound business judgment. Other relevant factors, including diversity, experience and skills, will also be considered. Candidates for director are reviewed in the context of the existing membership of the Board of Directors (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

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The Nominating Committee considers each director’s executive experience and his or her familiarity and experience with the various operational, scientific and/or financial aspects of managing companies in our industry.

With respect to diversity, the Nominating Committee seeks a diverse group of individuals who have executive leadership experience and a complementary mix of backgrounds and skills necessary to provide meaningful oversight of the Company’s activities. The Company meets the proposed NASDAQ standards for diversity on the board of directors. The Nominating Committee annually reviews the Board’s composition in light of the Company’s changing requirements. The Nominating Committee uses the Board of Director’s network of contacts when compiling a list of potential director candidates and may also engage outside consultants. Pursuant to its charter, the Nominating Committee will consider, but not necessarily recommend to the Board of Directors, potential director candidates recommended by stockholders. All potential director candidates are evaluated based on the factors set forth above, and the Nominating Committee has established no special procedure for the consideration of director candidates recommended by stockholders.

Code of Ethics

We have a Code of Ethics applicable to all of our officers, other employees and directors. The Code of Ethics is available on the Company’s website, www.codaoctopusgroup.com.

Employment Agreements

Annmarie Gayle

Pursuant to the terms of an employment agreement dated March 16, 2017, the Company employs Ms. Gayle as its Chief Executive Officer on a full-time basis and a member of its Board of Directors. The annual salary is $230,000 payable on a monthly basis. Ms. Gayle is also entitled to an annual performance bonus of up to $100,000, upon achieving certain targets that are to be defined on an annual basis. The agreement provides for 30 days of paid holidays in addition to public holidays observed in Scotland.

The agreement has no definitive term and may be terminated only upon twelve months’ prior written notice by Ms. Gayle. In the event that the Company terminates her at any time without cause, she is entitled to a payment equal to her annual salary as well as a separation bonus of $150,000. The Company may terminate the agreement for cause, immediately and without notice. Among others, “for cause” includes gross misconduct, a serious or repeated breach of the agreement and negligence and incompetence as reasonably determined by the Company’s Board. The agreement includes a 12-month non-compete and non-solicitation provision.

In accordance with the terms of her employment agreement, on June 12, 2019, the Compensation Committee resolved to increase Ms. Gayle’s cash compensation to $305,000 per annum, effective July 1, 2019.

Blair Cunningham

Under the terms of an employment contract dated January 1, 2013, our wholly owned subsidiary Coda Octopus Products, Inc. employs Blair Cunningham as its Chief Executive Officer and President of Technology. He is being paid an annual base salary of $175,000 with effect from January 1, 2018, subject to review by the Company’s Chief Executive Officer. Mr. Cunningham is entitled to 25 vacation days in addition to any public holiday.

The agreement may be terminated only upon twelve-month prior written notice without cause. The Company may terminate the agreement for cause, immediately and without notice. Among others, “for cause” includes gross misconduct, a serious or repeated breach of the agreement and negligence and incompetence as reasonably determined by the Company’s Board. The agreement includes a 18-month non-compete and non-solicitation provision.

Effective January 1, 2020, the Compensation Committee resolved to increase Mr. Blair’s cash compensation to $200,000 per annum.

Michael Midgley

Pursuant to the terms of an employment agreement dated June 1, 2011, Mike Midgley was appointed the Chief Executive Officer of our wholly owned subsidiary Coda Octopus Colmek, Inc. (“Colmek”) and our Chief Financial Officer. He is being paid an annual salary of $200,000 subject to an annual review by Colmek’s Board of Directors and the Company’s Chief Executive Officer. Mr. Midgley is entitled to 20 vacation days in addition to any public holiday.

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The agreement may be terminated at any time upon 4 months prior written notice. The Company may terminate the agreement for cause, immediately and without notice. Among others, “for cause” includes gross misconduct, a serious or repeated breach of the agreement and negligence and incompetence as reasonably determined by the Company’s Board. The agreement includes a 12-month non-compete and non-solicitation provision. On December 6, 2017, the Board of Directors of the Company appointed Mr. Midgley to be the Company’s Chief Financial Officer. In connection with this appointment, all rights and obligations under Mr. Midgley’s employment agreement with Colmek were transferred to and have been assumed by the Company.

Effective January 1, 2020, the Compensation Committee resolved to increase Mr. Midgley’s cash compensation to $210,000 per annum.

Effective February 15, 2021, the Company reached a new understanding with Mr. Midgley. Under the revised arrangement, he will be spending only approximately 60% of his time performing duties for the Company in order to spend more time on personal matters. His compensation was reduced proportionally. Mr. Midgley subsequently stepped down from his position as CEO of Colmek to be replaced by Keven Kane.

Kevin Kane

Pursuant to the terms of an employment agreement dated May 7, 2021, as amended and modified, Kevin Kane was appointed the Chief Executive Officer of Colmek commencing July 6, 2021. He is being paid an annual base salary of $200,000. He will also be eligible for an annual performance bonus based on the Company’s financial performance. Assuming that the Company meets its targets during the current fiscal year, Mr. Kane will be paid a performance bonus of $12,000. As a further inducement, he was granted 15,000 restricted stock units out of the Company’s 2017 Stock Incentive Plan that vest in three equal annual installments commencing on the first anniversary of grant.

The agreement may be terminated by the Company at any time. In the event that the Company terminates the employment agreement for whatever reason, the following severance payments apply:

Year 1 of employment	2 Weeks
Year 2 of employment	1 Month
Year 3 of employment	4 Months

The agreement includes a 12-month non-compete and non-solicitation provision.

EXECUTIVE COMPENSATION

Executive Officers

Name	Age	Position
Annmarie Gayle	55	Chairman and Chief Executive Officer
Michael Midgley	68	Chief Financial Officer,
Kevin Kane	56	Chief Executive Officer of Coda Octopus Colmek, Inc.
Blair Cunningham	52	President of Technology

Annmarie Gayle. For information regarding Ms. Gayle, please see Proposal 1 discussed above.

Michael Midgley has been our Chief Financial Officer since December 2017 and our acting Chief Financial Officer since 2013. He was also the Chief Executive Officer of Colmek from 2010 to 2021. He is a qualified CPA and has had his own practice as well as working for regional accounting firms, specializing in SEC and Tax practice areas. Mr. Midgley attended the University of Utah where he obtained a BA in Accounting. Due to Mr. Midgley’s expertise in financial reporting, we believe that he is highly qualified to serve as the Company’s Chief Financial Officer.

Kevin Kane has been Chief Executive Officer of Coda Octopus Colmek, Inc. since June 2021. Mr. Kane is an experienced defense executive who served as vice president, international business development, for the L3Harris Technologies’ Communications Systems segment from July 2019 to March 2021. Prior to the merger of L3 Technologies and Harris Corporation, he led international business development for L3 Technologies’ Communications and Networked Systems segment from September 2018 to July 2019, after leading product management at the L3 Technologies’ Broadband Communications sector for several years. From March 2013 to June 2015, he served as president and chief executive officer of Datron World Communications, which followed his role as president and executive general manager of Codan Communications in Adelaide, Australia from July 2010 March 2013. Earlier in his career, Mr. Kane worked for Harris Corporation in various roles, including engineering, strategy, business development and sales. Mr. Kane holds a Bachelor of Science Degree in Computer Engineering from the Rochester Institute of Technology, and a Master of Business Administration degree from Saint John Fisher College. Because of his experience in and deep contacts within the defense industry, we believe that he is highly qualified to serve in his current role.

Blair Cunningham has been with the Company since July 2004 and has had a number of roles including President of Technology (current positions), Chief Technology Officer since 2005 and Technical Manager of Coda Octopus Products Ltd between July 2004 and July 2005. Mr. Cunningham received an HND in Computer Science in 1989 from Moray College of Further Education, Elgin, Scotland. Because of Mr. Cunningham’s expertise in technology, systems software development and project management, the Company believes that he is highly qualified to serve in his current roles.

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SUMMARY COMPENSATION TABLE

The Summary Compensation Table shows certain compensation information for services rendered for the fiscal years ended October 31, 2020, and 2019, by our executive officers. The following information includes the dollar value of base salaries, bonus awards, stock options grants and certain other compensation, if any, whether paid or deferred.

Name and Principal Position	Year	Salary	Bonus	Restricted Stock Awards	Option Awards	* All Other Compensation	Total
		($)	($)	($)	($)	($)	($)
Annmarie Gayle**	2020	***271,115	-0-	-0-	221,000	-0-	492,115
Chief Executive Officer	2019	255,003	-0-	-0-	-0-	-0-	255,003

Michael Midgley	2020	208,077	-0-	-0-	221,000	15,988	445,065
Chief Financial Officer	2019	200,000	-0-	-0-	-0-	7,479	207,579

Blair Cunningham	2020	195,192	-0-	-0-	165,750	19,257	380,199
President of Technology	2019	179,000	-0-	-0-	-0-	18,952	197,952

*The amounts described in the category of “All Other Compensation” comprise Health, Dental, Vision, Short Term Disability, Long Term Disability and Accidental Death and Dismemberment insurance premiums which the Company contributed to the officers’ identified plan.

**Ms. Gayle’s salary was increased effective July 1, 2019.

*** Ms. Gayle’s annual salary is $305,000. During the Pandemic she waived certain amounts of her salary as is disclosed on Form 8-K filed with the SEC in 2020.

Grants of plan-based awards at October 31, 2020

Name	Grant Date	All other option awards; number of securities underlying options	Exercise or base price of option awards	Grant date fair value of option awards
Annmarie Gayle	3/23/2020	100,000	4.62	221,000
Michael Midgley	3/23/2020	100,000	4.62	221,000
Blair Cunningham	3/23/2020	75,000	4.62	165,750

Outstanding option awards at October 31, 2020

	Option Awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Exercise or base price of option swards	Option expiration date
Annmarie Gayle	100,000	-	4.62	3/23/2023
Michael Midgley	100,000	-	4.62	3/23/2023
Blair Cunningham	75,000	-	4.62	3/23/2023

There were no option exercises during the fiscal year ended October 31, 2020.

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DIRECTOR COMPENSATION

The following table sets forth the compensation paid to each of our directors (who are not also officers of the Company) for the fiscal year ended October 31, 2020, in connection with their services to the company. In accordance with the SEC’s rules, the table omits columns showing items that are not applicable. Except as set forth in the table, no other persons were paid any compensation for director services.

Name	**Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Michael Hamilton	30,000	-	30,000
Captain J Charles Plumb	30,000	-	30,000
Mary Losty	30,000	-	30,000
Tyler G Runnels	30,000		30,000

** In 2020 FY, each Board Member waived one Quarter’s Fee Payment as part of the cost reduction effort relating to the Company’s Pandemic response, as is disclosed on Form 8K filed with the SEC in 2020.

2017 Stock Incentive Plan

On December 6, 2017, the Board of Directors adopted the 2017 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to advance the interests of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company’s achievement of its economic objectives. The Plan was adopted subject to stockholders’ approval. The Plan was approved by Stockholders at the Company’s 2018 annual meeting.

The maximum number of shares of Common Stock that will be available for issuance under the Plan will be 913,612. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

The Plan is administered by the Compensation Committee of the Board of Directors which has the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) eligible recipients; (ii) the nature and extent of the Incentive Awards to be made to each Participant; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject.

During the fiscal year ended October 31, 2020, the Company granted options to purchase an aggregate of 564,000 shares of common stock pursuant to the terms of the Plan to various eligible individuals. During the year 3,000 options were forfeited. As a result, as of October 31, 2020, there were 319,255 shares available for future issue under the Plan.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 20, 2021, regarding the beneficial ownership of our Common Stock, based on information provided by (i) each of our executive officers and directors; (ii) all executive officers and directors as a group; and (iii) each person who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock. The percentage ownership in this table is based on 10,832,195 shares issued and outstanding as of July 20, 2021.

Unless otherwise indicated, we believe that all persons named in the following table have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock
Michael Hamilton	1,143	*
Annmarie Gayle (2)	2,271,248	21.0%
Michael Midgley	3,000	*
Blair Cunningham	27,298	*
Kevin Kane (3)	-0-	n/a
J. Charles Plumb	11,434	*
Mary Losty	57,143	*
Niels Sondergaard Carit Etlars Vej 17A 8700 Horsens Denmark	2,241,581	20.7%
G. Tyler Runnels (4) 2049 Century Park East, Suite 320 Los Angeles, CA 90067	1,125,685	10.4%
J. Steven Emerson (5) 1522 Ensley Avenue Los Angeles, CA 90024	1,244,159	11.5%
Bryan Ezralow (6) 23622 Calabasas Rd. Suite 200 Calabasas, CA 91302	1,073,120	9.9%
Tocqueville Asset Management LP 40 West 57th Street, 19th Floor New York, NY 10019	544,003	5.0%
FH Fentener van Vlissingen (7) Albert Hahnplantsoen 23 Amsterdam The Netherlands	592,958	5.5%
All Directors and Executive Officers as a Group (Eight persons):	3,550,225	31.5%

*) Less than 1%.

1)	Unless otherwise indicated, the address of all individuals and entities listed below is c/o Coda Octopus Group, Inc. 3300 S Hiawassee Rd, Suite 104-105, Orlando, Florida, 32835.
2)	Consists of 29,667 shares held by Ms. Gayle and 2,241,581 shares beneficially owned by Ms. Gayle’s spouse, Niels Sondergaard. Ms. Gayle disclaims any beneficial ownership in those shares.
3)	Does not include 15,000 restricted stock units that vest in three equal annual installments commencing on July 6, 2022.
4)	Includes 859,331 shares held by the G. Tyler Runnels and Jasmine Niklas Runnels TTEES of The Runnels Family Trust DTD 1-11-2000 of which Mr. Runnels is a trustee; 227,700 shares held by T.R. Winston; 24,368 shares held by TRW Capital Growth Fund, Ltd.; and 14,286 shares held by Pangaea Partners. The Company has been advised that Mr. Runnels has voting and dispositive power with respect to all of these shares.
5)	Includes the following: 167,081 held by J. Steven Emerson IRA R/O II; 300,000 shares held by J. Steven Emerson Roth IRA; 49,328 shares held by the Brian Emerson IRA; 310,928 shares held by Emerson Partners; 400,250 shares held by 1993 Emerson Family Trust; 8,286 shares held by the Alleghany Meadows IRA; 8,286 shares held by the Jill Meadows IRA; and 24,073 shares held by the Emerson family Foundation. The Company has been advised that Mr. Emerson has voting and dispositive power with respect to all of these shares.
6)	Consists of 896,079 shares held by the Bryan Ezralow 1994 Trust u/t/d 12/22/1994; and 177,041 shares held by EZ MM&B Holdings, LLC. According to filings made with the SEC, Mr. Ezralow has voting and dispositive power with respect to these shares.
7)	According to filings made with the SEC, Sandy Hills BV directly owns all of the shares reported herewith. Malabar Hill NV, as the statutory director of Sandy Hills BV, and Drs F.H. van Vlissingen, as statutory director of Malabar Hill NV, have voting and dispositive power over the shares held by Sandy Hills BV.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

None that are required to be reported herein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the Exchange Act, our directors, our executive officers, and any persons holding more than 10% of our common stock are required to report their ownership of the common stock and any changes in that ownership to the SEC. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain reporting persons that no other reports were required, except as set forth below, we believe that during our fiscal year ended October 31, 2020, no reports relating to our securities required to be filed by current reporting persons were filed late.

Entities affiliated with Bryan Ezralow were late in their filing of a Form 4 relating to transactions that took place during March 2020.

Maty Losty, one of our directors, was one day late in her filing of a Form 4 relating to a transaction that took place on April 8, 2020.

We will continue monitoring Section 16 compliance by each of our directors and executive officers and will assist them where possible in their filing obligations.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements and compliance with legal and regulatory requirements. Management has responsibility for preparing the financial statements and for the financial reporting process. In addition, management has the responsibility to assess the effectiveness of the Company’s internal control over financial reporting. Frazier & Deeter LLC, the Company’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to accounting principles generally accepted in the United States of America and on whether the financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company.

In this context, the Audit Committee has:

(1)	reviewed and discussed with management and Frazier & Deeter LLC the audited financial statements and management’s evaluation of the Company’s internal control over financial reporting.

(2)	discussed with Frazier & Deeter LLC the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees.”

(3)	received the written disclosures and the letter from Frazier & Deeter LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding Frazier & Deeter LLC’s communications with the Audit Committee concerning independence and discussed with Frazier & Deeter LLC that firm’s independence.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020, for filing with the Securities and Exchange Commission.

Michael Hamilton (Chairman)

Mary Losty

Joseph Charles Plumb

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PROPOSAL 2. APPROVAL OF THE CODA OCTOPUS GROUP, INC. 2021 STOCK INCENTIVE PLAN

On July 12. 2021, the Board of Directors adopted the Coda Octopus Group, Inc. 2021 Stock Incentive Plan (the “2021 Plan”), subject to the approval of our stockholders at the Annual Meeting. The following summary of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached to this proxy statement as Annex A.

Summary of the 2021 Plan

Purpose of the 2021 Plan. The purpose of the 2021 Plan is to advance the interests of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company’s achievement of its economic objectives.

Shares Available. The number of shares of our common stock initially reserved for issuance under the 2021 Plan is 1,000,000. This number is subject to adjustment in the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or any other change in the corporate structure or shares of the Company.

Eligibility. Awards under the 2021 Plan may be made to all employees, officers and directors of the Company or any of its subsidiaries, and any person who has a relationship with the Company or any of its subsidiaries, except for incentive stock options which may be granted only to our employees.

Administration. Generally, the 2021 Plan will be administered by either the entire Board or a committee of the Board, which shall consist of at least two members of the Board, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Exchange Act.

Awards to be Granted to Certain Individuals and Groups. The 2021 Plan administrator, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Discretionary Option Awards. The 2021 Plan administrator may grant either incentive stock options or non-statutory stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the 2021 Plan administrator, including conditions for exercise that must be satisfied, which typically will be based on continued provision of services. The exercise price of incentive stock options granted under the 2021 Plan cannot be less than 100% of the fair market value of our common stock on the date the option is granted (or 110% in the case of incentive stock options granted to persons owning more than 10% of the Company’s stock). Fair market value of our common stock is generally equal to the closing price of our common stock on the principal securities exchange on which our common stock is traded on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported).

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The 2021 Plan permits payment of the exercise price of stock options to be made by cash or, at the discretion of the committee administering the 2021 Plan, shares of our common stock previously acquired by the optionee. All options granted under the 2021 Plan expire no later than ten years from the date of grant.

Restricted Stock Awards. Restricted stock awards may be issued under the 2021 Plan either alone or in addition to other awards granted under the 2021 Plan. The 2021 Plan administrator determines the terms and conditions of direct stock awards, including the number of shares of common stock granted, and the conditions for vesting that must be satisfied, if any, which typically will be based on continued provision of services but may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Performance Stock Awards. The 2021 Plan Administrator may grant performance stock awards which may be subject to the future achievement of performance criteria or be free of any performance or vesting conditions.

Nontransferability of Awards. In general, except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted under the 2021 Plan, no right or interest of any 2021 Plan participant in an incentive award prior to the exercise (in the case of options) or vesting (in the case of restricted stock awards) of such incentive award will be assignable or transferable, or subjected to any lien, during the lifetime of the 2021 Plan participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

Change in Control. If a Change in Control of the Company occurs (as defined in the 2021 Plan), if approved by the 2021 Plan administrator, all awards will be subject to accelerated vesting, as follows: (a) all Options that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all restricted stock awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable; and (c) any conditions to the issuance of shares of Common Stock pursuant to performance stock awards that have been outstanding for at least six months will lapse.

The 2021 Plan administrator may also determine that: (a) some or all 2021 Plan participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such options (“Option Shares”), either (i) cash in an amount equal to the excess of the fair market value of such Option Shares over the exercise price per share of such Option Shares, (ii) a number of shares of Common Stock having an aggregate fair market value equal to the excess of the fair market value of the Option Shares over the exercise price per share of such Option Shares; or (iii) any combination of cash or shares of Common Stock; and (b) some or all Participants holding performance stock awards will receive cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

Adjustments upon Changes in Capitalization. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or any other change in the corporate structure or shares of the Company, the 2021 Plan administrator (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment as to the number and kind of securities or other property (including cash) available for issuance or payment under the 2021 Plan and, in order to prevent dilution or enlargement of the rights of 2021 Plan participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Options.

Termination of Employment.

Termination Due to Death or Disability. In the event a 2021 Plan participant’s employment or other service is terminated by reason of death or disability: (a) all outstanding Options will, to the extent exercisable as of such termination, remain exercisable for a period of six (6) months after such termination (but in no event after the expiration date of any such Option); and (b) all restricted stock awards then held by the 2021 Plan participant that have not vested as of such termination will be terminated and forfeited; and (c) all outstanding performance stock awards then held by the 2021 Plan participant that have not vested as of such termination will be terminated and forfeited.

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Termination Due to Retirement. If a 2021 Plan participant’s employment or other service is terminated by reason of retirement: (a) all outstanding Options then held by the 2021 Plan participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination. Options not exercisable as of such retirement will be forfeited and terminate; and (b) all restricted stock awards then held by the 2021 Plan participant that have not vested as of such termination will be terminated and forfeited; and (c) all outstanding performance stock awards then held by the 2021 Plan participant that have not vested as of such termination will be terminated and forfeited.

Termination for Reasons Other than Death, Disability or Retirement. If a 2021 Plan participant’s employment or other service is terminated for any reason other than death, disability or retirement: (a) all outstanding Options will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option). Options not exercisable as of such termination will be forfeited and terminate; and (b) all restricted stock awards that have not vested as of such termination will be terminated and forfeited; and (c) all outstanding performance stock awards that have not vested as of such termination will be terminated and forfeited.

Amendment and Termination. The Board may suspend or terminate the 2021 Plan or any portion thereof at any time, and may amend the 2021 Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the 2021 Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the 2021 Plan will be effective without approval of the Company’s stockholders if stockholder approval of the amendment is then required pursuant to Section 422 of the Internal Revenue Code (the “Code”) or the rules of any stock exchange or the NASDAQ Global Select, Global or Capital Market or similar regulatory body. Subject to limited exceptions, no termination, suspension or amendment of the 2021 Plan may adversely affect any outstanding Incentive Award without the consent of the affected 2021 Plan participant.

The 2021 Plan will terminate at midnight on July 12, 2031, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the 2021 Plan. Incentive Awards outstanding upon termination of the 2021 Plan may continue to be exercised, or become free of restrictions, according to their terms.

Federal Income Tax Consequences.

The following discussion summarizes certain federal income tax considerations of awards under the 2021 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual. Each individual is advised to consult with his or her own tax advisor.

We intend, and this summary assumes, that all awards granted under the 2021 Plan either will be exempt from or will comply with the requirements of Section 422 of the Code, or Section 409A, regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the participants. The 2021 Plan and any awards made under the 2021 Plan will be administered consistently with this intent. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant in connection with awards (including any taxes and penalties under Section 409A) and the Company will have no obligation to indemnify or otherwise hold a participant harmless from any such taxes or penalties.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

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Section 55 of the Code imposes an “alternative minimum tax” on an individual’s income to the extent the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing the alternative minimum tax, the excess of the fair market value (on the date of exercise) of the shares received upon the exercise of an incentive stock option over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. If the shares are sold in the same year that the option is exercised, the regular tax treatment and the alternative tax treatment will be the same. If the shares are sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale. For example, assume that an individual pays an exercise price of $10 to purchase stock having a fair market value of $15 on the date of exercise. The amount included in alternative minimum taxable income is $5, and the stock has a basis of $10 for regular tax purposes and $15 for alternative minimum tax purposes. If the individual sells the stock in a subsequent year for $20, the gain recognized is $10 for regular tax purposes and $5 for alternative minimum tax purposes.

Restricted Stock Awards. The participant will not realize ordinary income upon the grant of a restricted stock award (or a performance stock award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of the fair market value of the shares on the vesting date over the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of the fair market value of the shares on the date of issuance, over the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested. The participant will not realize ordinary income on the grant of a restricted stock award, but will recognize ordinary income on the vesting and transfer date, which are the same date, equal to the fair market value of the shares on the vesting and transfer date. Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant or vesting of the shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the 2021 Plan, subject to the provisions of Section 162(m) and Section 280G of the Code, in an amount equal to the ordinary income realized by a participant at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code disallows a tax deduction to public companies for compensation paid in excess of $1 million to covered employees as defined under Section 162(m). Prior to its amendment by the Tax Cuts and Jobs Act (the TCJA), which was enacted December 22, 2017, there was an exception to this $1 million deduction limitation for performance-based compensation if certain requirements set forth in Section 162(m) and the applicable regulations were met. The TCJA generally amended Section 162(m) to eliminate this exception for performance-based compensation, effective for taxable years following December 31, 2017. The $1 million compensation limit was also expanded to apply to a public company’s chief financial officer and apply to certain individuals who were covered employees in years other than the then-current taxable year. The Compensation Committee maintains a practice of considering the anticipated tax treatment to the Company in its review and establishment of compensation programs and awards. The Compensation Committee intends to continue to consider the deductibility of compensation as a factor in assessing whether a particular arrangement is appropriate, taking into account the goals of maintaining a competitive executive compensation system generally, motivating executives to achieve corporate performance objectives and increasing stockholder value.

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Section 409A of the Code. Any awards granted under the 2021 Plan, that are considered to be deferred compensation, must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to participants, which include the current inclusion of deferred amounts into income, as well as interest and a surtax on any amount included in income. We intend to structure awards under the 2021 Plan to meet the requirements of Section 409A, or an applicable exemption, in order to avoid its adverse tax consequences. Incentive stock options are generally exempt from the requirements of Section 409A. Generally, for nonqualified stock options to be exempt from the requirements of Section 409A, they must be granted with an exercise price at least equal to the fair market value of the underlying shares on the date of grant, and must not include any feature for the deferral of compensation. Restricted stock and restricted stock unit awards granted under the 2021 Plan are intended to be structured to be exempt from the requirements of Section 409A.

2021 Plan Benefits

Future awards to our employees and directors are discretionary. Therefore, the benefits that may be received by our employees and directors if our stockholders approve the 2021 Plan, and the benefits that would have been received by our employees and directors during the fiscal year ended October 31, 2020 if the 2021 Plan had been in effect, cannot be determined at this time. In addition, because the value of the common stock issuable under certain aspects of the 2021 Plan will depend upon the fair market value of our common stock at future dates, it is not possible to determine exactly the benefits that might be received by participants under the 2021 Plan.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the 2021 Plan. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2021 CODA OCTOPUS GROUP, INC. STOCK INCENTIVE PLAN.

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PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Frazier & Deeter LLC (“Frazier & Deeter”) as our independent registered public accounting firm for 2021. Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Frazier & Deeter to our stockholders for ratification to enable stockholders to participate in this important decision. If our stockholders do not ratify the Audit Committee’s selection, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee may select a different independent registered public accounting firm at any time during the year if it determines that selection of a different firm would be in the best interests of our company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF FRAZIER & DEETER, LLC.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed by Frazier & Deeter, LLC, our principal accountants, for professional services rendered for the audit of the Company’s annual financial statements for the last two fiscal years and for the reviews of the financial statements included in the Company’s Quarterly reports on Form 10-Q during the last two fiscal years 2020 and 2019 were $212,369 and $204,198, respectively.

Audit-Related Fees. The aggregate fees billed by Frazier & Deeter, LLC, our principal accountants, for professional services rendered in connection with the audits of the Company, the review of and consent to the filing of registration statements, and assistance in responding to comment letters issued by the Securities & Exchange Commission during the last two fiscal years 2020 and 2019 were $0 and $0, respectively.

Tax Fees. The Company did not engage its principal accountants to render any tax services to the Company during the last two fiscal years.

All Other Fees. The Company did not engage its principal accountants to render services to the Company during the last two fiscal years, other than as reported above.

Prior to the Company’s engagement of its independent auditor, such engagement is approved by the Company’s audit committee. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant to the Company’s Audit Committee Charter, the independent auditors and management are required to report to the Company’s audit committee at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by the Company for the year ended October 31, 2020, were approved by the Company’s audit committee.

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PROPOSAL 4. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Securities Exchange Act of 1934 enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. Specifically, these rules address the information we must provide in the compensation tables and related disclosures included in this proxy statement.

As indicated in the compensation tables included in this proxy statement, we have structured our compensation program to reflect the size of our operations. While we believe that our executive compensation is modest, we design our compensation with a view towards retaining our executives, motivating them to devote their efforts towards profitable growth of our businesses and aligning their interests with those of our stockholders.

Accordingly, the Board recommends that our stockholders vote in favor of the following resolution:

RESOLVED, that the stockholders of Coda Octopus Group, Inc. approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related materials disclosed in the proxy statement for the 2021 Annual Meeting.

This is an advisory vote, which means that the stockholder vote is not binding on us. Nevertheless, we value the opinions expressed by our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries to satisfy delivery requirements for proxy statements and annual reports to stockholders, with respect to two or more stockholders sharing the same address, by delivering a single copy of the materials addressed to those stockholders. This process, commonly referred to as “householding,” is designed to reduce duplicate printing and postage costs. We and some brokers may household annual reports to stockholders and proxy materials by delivering a single copy of the materials to multiple stockholders sharing the same address, unless contrary instructions have been received from the affected stockholders.

If a stockholder wishes in the future to receive a separate annual report to stockholders and proxy statement, or if a stockholder received multiple copies of some or all of these materials and would prefer to receive a single copy in the future, the stockholder should submit a request to the stockholder’s broker if the shares are held in a brokerage account or to our Corporate Secretary, Coda Octopus Group, Inc., 3300 S Hiawassee Rd., Suite 104-105, Orlando, Florida 32835, if the stockholder is a record holder. We will send additional copies of the relevant material following receipt of a request for additional copies.

STOCKHOLDER PROPOSALS

Any stockholder who, in accordance with SEC rules, wishes to present a proposal for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit the proposal to our Corporate Secretary, 3300 S Hiawassee Rd., Suite 104-105, Orlando, Florida 32835. Stockholder proposals for inclusion in our proxy statement for the 2022 Annual Meeting must be received on or before April 1, 2022, and must comply in all other respects with applicable SEC rules.

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Any stockholder who wishes to propose any business to be considered by the stockholders at the 2022 Annual Meeting of Stockholders other than a proposal for inclusion in the proxy statement pursuant to the SEC’s rules, or who wants to nominate a person for election to the board of directors at that meeting, must notify our Corporate Secretary in writing and provide the specified information described in our Bylaws concerning the proposed business or nominee. The notice must be delivered to or mailed to the address set forth in the preceding paragraph and received at our principal executive offices no later than April 1, 2022.

OTHER BUSINESS

We are not aware of any matters, other than as indicated above, that will be presented for action at the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy intend to vote such proxy in their discretion on such matters.

Copies of our Annual Report on Form 10-K for the year ended October 31, 2020, including financial statements and schedules thereto filed with the SEC, but excluding exhibits, are available without charge to stockholders upon written request addressed to Corporate Secretary, Coda Octopus Group, Inc., 3300 S Hiawassee Rd., Suite 104-105, Orlando, Florida 32835. The Form 10-K includes a list of exhibits to the Form 10-K. Copies of exhibits will be furnished to stockholders upon written request and upon payment of reproduction and mailing expenses.

Orlando, Florida

July ____, 2021

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Annex A

CODA OCTOPUS GROUP, INC.

2021 STOCK INCENTIVE PLAN

1. Purpose of Plan.

The purpose of the Coda Octopus Group, Inc. 2021 Stock Incentive Plan (the “Plan”) is to advance the interests of Coda Octopus Group, Inc. (the “Company”) and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the Company’s achievement of its economic objectives.

2. Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1 “Board” means the Company’s Board of Directors.

2.2 “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

2.3 “Cause” means (i) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, (iv) any material breach of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, or (v) with respect to a particular Participant, any other act or omission that constitutes “cause” as may be defined in any employment, consulting or similar agreement between such Participant and the Company or any Subsidiary.

2.4 “Change in Control” means an event described in Section 11.1 of the Plan.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.7 “Common Stock” means the common stock of the Company, $0.001 par value per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

2.8 “Disability” means the disability of the Participant means the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.9 “Effective Date” means July 12, 2021, but no Incentive Stock Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

2.10 “Eligible Recipients” means all employees, officers and directors of the Company or any Subsidiary, and any person who has a relationship with the Company or any Subsidiary.

2.11 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.12 “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the mean between the reported high and low sale prices of the Common Stock at the end of the regular trading session if the Common Stock is listed, admitted to unlisted trading privileges, or reported on any national securities exchange or on the NASDAQ Global Select or Global Market on such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the NASDAQ Global Select or Global Market, the closing bid price as of such date at the end of the regular trading session, as reported by the Nasdaq Capital Market, OTC Bulletin Board, The OTC Market, or other comparable service; or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.13 “Incentive Award” means an Option, Restricted Stock Award or Performance Stock Award granted to an Eligible Recipient pursuant to the Plan.

2.14 “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.15 “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.16 “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.17 “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.18 “Performance Criteria” means the performance criteria that may be used by the Committee in granting Performance Stock Awards contingent upon achievement of such performance goals as the Committee may determine in its sole discretion. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary or business unit performance, or the individual performance of the Eligible Recipient, either absolute or by relative comparison to other companies, other Eligible Recipients or any other external measure of the selected criteria.

2.19 “Performance Stock Awards” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan and which may be subject to the future achievement of Performance Criteria or be free of any performance or vesting conditions.

2.20 “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.21 “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 7 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 7.

2.22 “Retirement” means normal or approved early termination of employment or service.

2.23 “Securities Act” means the Securities Act of 1933, as amended.

2.24 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

3. Plan Administration.

3.1. The Committee. The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. Such a committee, if established, will act by majority approval of the members (unanimous approval with respect to action by written consent), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2. Authority of the Committee.

(a) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b) Subject to Section 3.2(d), below, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

(c) In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

(d) Notwithstanding any other provision of this Plan other than Section 4.3, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option by: (i) amending or modifying the terms of the Option to lower the exercise price; (ii) canceling the underwater Option and granting either (A) replacement Options having a lower exercise price; (B) Restricted Stock Awards; or (C) Performance Stock Awards in exchange; or (iii) repurchasing the underwater Options and granting new Incentive Awards under this Plan. For purposes of this Section 3.2(d) and Section 11.4, an Option will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option.

4. Shares Available for Issuance.

4.1. Maximum Number of Shares Available; Certain Restrictions on Awards. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 1,000,000. The shares available for issuance under the Plan may, at the election of the Committee, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance of shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

4.2. Accounting for Incentive Awards. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that shares subject to an Incentive Award that lapses, expires, is forfeited (including issued shares forfeited under a Restricted Stock Award) or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. To the extent that the exercise price of any Option and/or associated tax withholding obligations are paid by tender or attestation as to ownership of Previously Acquired Shares, or to the extent that such tax withholding obligations are satisfied by withholding of shares otherwise issuable upon exercise of the Option, only the number of shares of Common Stock issued net of the number of shares tendered, attested to or withheld will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

4.3. Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards and the exercise price of outstanding Options.

5. Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6. Options.

6.1. Grant. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

6.2. Exercise Price. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to any Incentive Stock Option (110% of the Fair Market Value with respect to an Incentive Stock Option if, at the time such Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.3. Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that if the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the Option was granted. In no case may an Option may be exercisable after 10 years from its date of grant (five years from its date of grant in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4. Payment of Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by tender, or attestation as to ownership, of Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date.

6.5. Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its legal department and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

7. Restricted Stock Awards.

7.1. Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, (i) the achievement of one or more of the Performance Criteria and/or (ii) that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

7.2. Rights as a Stockholder; Transferability. Except as provided in Sections 7.1, 7.3, 7.4 and 12.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 7 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

7.3. Dividends and Distributions. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (other than regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. The Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.

7.4. Enforcement of Restrictions. To enforce the restrictions referred to in this Section 7, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

8. Performance Stock Awards.

8.1. An Eligible Recipient may be granted one or more Performance Stock Awards under the Plan, and the issuance of shares of Common Stock pursuant to such Performance Stock Awards will be subject to such terms and conditions, if any, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria.

8.2. Restrictions on Transfers. The right to receive shares of Performance Stock Awards on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

9. Effect of Termination of Employment or Other Service.

9.1. Termination Due to Death or Disability. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death or Disability:

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable for a period of six (6) months after such termination (but in no event after the expiration date of any such Option); and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.2. Termination Due to Retirement. Subject to Section 9.5 of the Plan, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of Retirement:

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such Option). Options not exercisable as of such Retirement will be forfeited and terminate; and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.3. Termination for Reasons Other than Death, Disability or Retirement. Subject to Section 9.5 of the Plan, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ of the Company or another Subsidiary):

(a) All outstanding Options then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such Option). Options not exercisable as of such termination will be forfeited and terminate; and

(b) All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c) All outstanding Performance Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited.

9.4. Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 9, the Committee may, in its sole discretion (which may be exercised in connection with the grant or after the date of grant, including following such termination), determine that upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, any Options (or any part thereof) then held by such Participant may become or continue to become exercisable and/or remain exercisable following such termination of employment or service, and Restricted Stock Awards and Performance Stock Awards then held by such Participant may vest and/or continue to vest or become free of restrictions and conditions to issuance, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee.

9.5. Effects of Actions Constituting Cause. Notwithstanding anything in the Plan to the contrary, in the event that a Participant is determined by the Committee, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 2.3, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or service with the Company or any Subsidiary, all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant shall terminate and be forfeited without notice of any kind. The Company may defer the exercise of any Option or the vesting of any Restricted Stock Award for a period of up to ninety (90) days in order for the Committee to make any determination as to the existence of Cause.

9.6. Determination of Termination of Employment or Other Service. Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or service, as determined by the Committee in its sole discretion based upon such records.

10. Payment of Withholding Taxes.

10.1. General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, foreign, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

10.2. Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 10.1 of the Plan by electing to tender, or by attestation as to ownership of, Previously Acquired Shares that have been held for the period of time necessary to avoid a charge to the Company’s earnings for financial reporting purposes and that are otherwise acceptable to the Committee, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

11. Change in Control.

11.1. A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs has occurred:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any Successor;

(b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c) any Successor (as defined in Section 11.2 below), other than a Bona Fide Underwriter (as defined in Section 11.2 below), becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 25% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 11.2 below), or (ii) more than 50% of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

(d) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

(e) the Continuity Directors cease for any reason to constitute at least 50% or more of the Board.

11.2. Change in Control Definitions. For purposes of this Section 11:

(a) “Continuity Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

(b) “Bona Fide Underwriter” means an entity engaged in business as an underwriter of securities that acquires securities of the Company through such entity’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

(c) “Successor” means any individual, corporation, partnership, group, association or other “person,” as such term is used in Section 13(d) or Section 14(d) of the Exchange Act, other than the Company, any “affiliate” (as defined below) or any benefit plan(s) sponsored by the Company or any affiliate that succeeds to, or has the practical ability to control (either immediately or solely with the passage of time), the Company’s business directly, by merger, consolidation or other form of business combination, or indirectly, by purchase of the Company’s outstanding securities ordinarily having the right to vote at the election of directors or all or substantially all of its assets or otherwise. For this purpose, an “affiliate” is (i) any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned directly or indirectly by the Company; (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity’s governing body or (iii) any entity that at the time of the approval of this Plan owns in excess of 10% of the Company’s common stock and its affilates.

11.3. Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award: (a) all Options that have been outstanding for at least six months will become immediately exercisable in full and will remain exercisable in accordance with their terms; (b) all Restricted Stock Awards that have been outstanding for at least six months will become immediately fully vested and non-forfeitable; and (c) any conditions to the issuance of shares of Common Stock pursuant to Performance Stock Awards that have been outstanding for at least six months will lapse.

11.4. Cash Payment. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant affected thereby, may determine that:

(a) Some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options (“Option Shares”), either (i) as of the effective date of any such Change in Control, cash in an amount equal to the excess of the Fair Market Value of such Option Shares on the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares, (ii) immediately prior to such Change of Control, a number of shares of Common Stock having an aggregate Fair Market Value equal to the excess of the Fair Market Value of the Option Shares as of the last business day prior to the effective date of such Change in Control over the exercise price per share of such Option Shares; or (iii) any combination of cash or shares of Common Stock with the amount of each component to be determined by the Committee not inconsistent with the foregoing clauses (i) and (ii), as proportionally adjusted; and

(b) any Options which, as of the effective date of any such Change in Control, are “underwater” (as defined in Section 3.2(d)) shall terminate as of the effective date of any such Change in Control; and

(c) some or all Participants holding Performance Stock Awards will receive, with respect to some or all of the shares of Common Stock subject to such Performance Stock Awards that remain subject to issuance based upon the future achievement of Performance Criteria as of the effective date of any such Change in Control of the Company, cash in an amount equal the Fair Market Value of such shares immediately prior to the effective date of such Change in Control.

11.5. Limitation on Change in Control Payments. Notwithstanding anything in Section 11.3 or 11.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the exercisability of an Option as provided in Section 11.3 or the payment of cash or shares of Common Stock in exchange for all or part of an Option as provided in Section 11.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 11.3 or 11.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary which specifically provides that payments attributable to one or more forms of employee stock incentives or to payments made in lieu of employee stock incentives will not reduce any other payments under such agreement, even if it would constitute an excess parachute payment, or provides that the Participant will have the discretion to determine which payments will be reduced in order to avoid an excess parachute payment, then the limitations of this Section 11.4 will, to that extent, not apply.

12. Rights of Eligible Recipients and Participants; Transferability.

12.1. Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

12.2. Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

12.3. Restrictions on Transfer.

(a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting (in the case of Restricted Stock Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b) A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 9 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options, then such payments will be made to, and the exercise of such Options may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c) Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

12.4. Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

13. Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14. Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to the Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or the NASDAQ Global Select, Global or Capital Market or similar regulatory body; or (ii) such amendment seeks to modify Section 3.2(d) hereof. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.3 and 11 of the Plan.

15. Effective Date and Duration of the Plan.

The Plan is effective as of the Effective Date. The Plan will terminate at midnight on July 12, 2031, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of the Plan. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, according to their terms.

16. Miscellaneous.

16.1. Governing Law. Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware notwithstanding the conflicts of laws principles of any jurisdictions.

16.2. Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

Coda Octopus Group, I

CODA OCTOPUS GROUP, INC.
3300 S HIAWASSEE ROAD
SUITE 104-105
ORLANDO, FL 32835

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CODA2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Coda Octopus Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D57892-P59650

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CODA OCTOPUS GROUP, INC.

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3 AND 4.

	For All	Withhold All	For All Except
Vote on Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. ELECTION OF DIRECTORS

Nominees:

01) Annmarie Gayle
02) Michael Hamilton
03) G. Tyler Runnels
04) Mary Losty
05) Joseph Charles Plumb

Vote on Proposals

5. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4.** If any other matters properly come before the meeting.

Please sign your name exactly as it appears hereon. When signing as attorney, executor administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

D57893-P59650

CODA OCTOPUS GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Annmarie Gayle, with full power of substitution, as his or her Proxy to represent and vote, as designated below, the number of shares which the undersigned is entitled to vote as a common stockholder of Coda Octopus Group, Inc., registered in the name of the undersigned and with the powers the undersigned would possess if personally present at the 2021 Annual Meeting of Stockholders to be held via live audio webcast on the Internet, on September 14, 2021 at 12:00 pm Eastern Time and at any adjournment thereof, and hereby revokes any proxy or proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE